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[GE LOGO]

                             GE INSTITUTIONAL FUNDS

                         SUPPLEMENT DATED MARCH 14, 2003
                      TO PROSPECTUS DATED JANUARY 29, 2003

The following language will be inserted into page 72 in the third column as a new paragraph following the third paragraph:

         The Funds and the Distributor may reject any purchase order or exchange request for any reason. Excessive or short-term trading in Fund shares may harm performance by compromising portfolio management strategies and increasing Fund expenses. The Funds or the Distributor may reject a purchase order and may terminate or restrict the exchange privilege of any investor, or person acting on behalf of any investor or investors, whose pattern of trading or transaction history involves, in the opinion of the Funds or the Distributor, actual or potential harm to the Funds. The Funds or the Distributor may notify the investor that a purchase order or an exchange has been rejected after the day the order is placed.

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